                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005
                                                         -----------------

                           RENAISSANCERE HOLDINGS LTD.

                                   ----------

             (Exact name of registrant as specified in its charter)

           BERMUDA                   34-0-26512              98-014-1974
------------------------------  ---------------------  -----------------------
(State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)               Number)           Identification No.)

                  Renaissance House
              8-20 East Broadway, Pembroke
                         Bermuda                                     HM 19
------------------------------------------------------         -----------------
       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (441) 295-4513
                                                           --------------

                                 NOT APPLICABLE

                                   ----------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 28, 2005, RenaissanceRe Holdings Ltd. (the "Company") issued a press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed as part of this report:

    EXHIBIT #    DESCRIPTION
--------------   ---------------------------------------------------------------
      99.1       Copy of the Company's press release, issued February 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RENAISSANCERE HOLDINGS LTD.

Date: February 28, 2005                      By: /s/  Stephen H. Weinstein
      -----------------                      -----------------------------------
                                             Name:  Stephen H. Weinstein
                                             Title: Vice President,
                                                    General Counsel & Secretary

                                INDEX TO EXHIBITS

 EXHIBIT #    DESCRIPTION
-----------   ------------------------------------------------------------------
    99.1      Copy of the Company's press release, issued February 28, 2005.